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                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 25, 2000, included in A-Fem Medical Corporation's Form 10-KSB for the year ended December 31, 1999, and to all references to our Firm included in this registration statement.


Portland, Oregon
December 13, 2000                                /s/ Arthur Andersen LLP